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                                THE ONE GROUP(R)
                             FAMILY OF MUTUAL FUNDS

                         BOND FUNDS COMBINED PROSPECTUS
                       Supplement dated November 15, 1996
                      to Prospectus dated November 1, 1996

                    THE ONE GROUP(R) INTERMEDIATE BOND FUND
                     THE ONE GROUP(R) GOVERNMENT BOND FUND
                 THE ONE GROUP(R) LIMITED VOLATILITY BOND FUND
                       THE ONE GROUP(R) INCOME BOND FUND
                 THE ONE GROUP(R) ULTRA SHORT-TERM INCOME FUND

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The first paragraph on page 1 is replaced with the following:

     This Prospectus describes five taxable bond mutual funds (the "Funds"). Each Fund is a series of The One Group(R) (the "Trust"). Banc One Investment Advisors Corporation ("Banc One Advisors") serves as investment advisor to each Fund. Banc One Advisors currently manages more than $39 billion in assets.

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                                THE ONE GROUP(R)
                             FAMILY OF MUTUAL FUNDS
                     MONEY MARKET FUNDS COMBINED PROSPECTUS
                       Supplement dated November 15, 1996
                      to Prospectus dated November 1, 1996

                    THE ONE GROUP(R) PRIME MONEY MARKET FUND
                  THE ONE GROUP(R) MUNICIPAL MONEY MARKET FUND
               THE ONE GROUP(R) OHIO MUNICIPAL MONEY MARKET FUND
                THE ONE GROUP(R) U.S. TREASURY MONEY MARKET FUND
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The paragraph on page 3 entitled, "HOW DO I PURCHASE AND REDEEM SHARES?" is deleted and replaced with the following:

     HOW DO I PURCHASE AND REDEEM SHARES? Purchase and redemptions of shares of the Funds may be made through the Distributor on any day that the Federal Reserve Bank System is open for trading ("Business Day"). Purchase and redemption procedures are explained in greater detail in "How to Invest in The One Group(R)" and "Redemptions."

The following disclosure is added to the prospectus under the heading "DESCRIPTION OF PERMITTED INVESTMENTS".

                    ONLY THE MUNICIPAL MONEY MARKET FUND AND

       THE OHIO MUNICIPAL MONEY MARKET FUND MAY INVEST IN THE FOLLOWING:

     MUNICIPAL SECURITIES -- Municipal Securities are issued by a state or political subdivision to obtain funds for various public purposes. In addition, municipal securities also may consist of certain debt obligations known as private activity bonds and industrial development bonds which may be issued to finance certain public and privately operated facilities. Municipal securities are generally classified as "general obligation" bonds and "revenue" bonds. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from the issuer's general unrestricted revenues. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue bonds are not payable from the issuer's general revenues. Private activity bonds and industrial development bonds are categorized as revenue bonds. The Funds also may purchase short-term tax-exempt General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Project Notes, and other forms of short-term tax-exempt obligations. Such notes are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements, or other revenues. Municipal securities may include municipal leases which may be considered illiquid for purposes of the Funds' limitations on illiquid investments.

     An issuer's obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the federal bankruptcy code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon the enforcement of such obligations. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal securities may be materially adversely affected by litigation or other conditions. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for tax-exempt obligations or certain segments thereof, or may materially affect the credit risk with respect to particular bonds or notes. Adverse economic, business, legal or political developments might affect all or a substantial portion of a Fund's municipal securities in the same manner. The payment of principal and interest on private activity bonds and industrial development bonds generally is dependent solely on the ability of the facilities users to meet its financial obligations and the pledge, if any, of real and personal property as security for such payment. In addition, the Internal Revenue Code of 1986, as amended (the "Code") imposes certain continuing requirements on issuers of tax-exempt bonds regarding the use, expenditure and investment of bond proceeds and the payment of rebates to the United States of America. Failure by the issuer to comply subsequent to the issuance of tax-exempt bonds with certain of these requirements could cause interest on the bonds to become includable in gross income retroactive to the date of issuance. Municipal securities may include obligations of municipal housing authorities and single family revenue bonds. Weaknesses in Federal housing subsidy programs may result in a decrease of subsidies available for payment of principal and interest on housing authority bonds.

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